                                                                    Exhibit 99.5

                        [FORM OF FACE OF GLOBAL SECURITY]

                  FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS SECURITY IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT AND THE ISSUE DATE OF THIS SECURITY IS MARCH 1, 2002. IN ADDITION, THIS SECURITY IS SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGULATIONS GOVERNING CONTINGENT PAYMENT DEBT INSTRUMENTS. UNDER SUCH REGULATIONS, THE COMPARABLE YIELD OF THIS SECURITY IS 5.63% (WHICH WILL BE TREATED AS THE YIELD FOR UNITED STATES FEDERAL INCOME TAX PURPOSES), COMPOUNDED SEMIANNUALLY. THE YIELD FOR ACCRUING ORIGINAL ISSUE DISCOUNT FOR NON-TAX PURPOSES IS 1.125%, COMPOUNDED SEMIANNUALLY.

         THE ISSUER AGREES, AND BY ACCEPTING A BENEFICIAL OWNERSHIP INTEREST IN THIS SECURITY EACH HOLDER OF THIS SECURITY WILL BE DEEMED TO HAVE AGREED, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES (1) TO TREAT THIS SECURITY AS A DEBT INSTRUMENT THAT IS SUBJECT TO TREAS. REG. SEC. 1.1275-4 (THE "CONTINGENT PAYMENT REGULATIONS"), (2) TO TREAT THE FAIR MARKET VALUE OF ANY STOCK RECEIVED UPON ANY CONVERSION OF THIS SECURITY AS A CONTINGENT PAYMENT FOR PURPOSES OF THE CONTINGENT PAYMENT REGULATIONS, AND (3) TO BE BOUND BY THE ISSUER'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT PAYMENT REGULATIONS, WITH RESPECT TO THIS SECURITY. THE ISSUER AGREES TO PROVIDE PROMPTLY TO THE HOLDER OF THIS SECURITY, UPON WRITTEN REQUEST, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND PROJECTED PAYMENT SCHEDULE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO THE ISSUER AT THE FOLLOWING ADDRESS: AMGEN INC., ONE AMGEN CENTER DRIVE, THOUSAND OAKS, CA 91320-1799, ATTENTION: CORPORATE SECRETARY.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST

COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AMGEN INC. (THE "COMPANY" OR THE "ISSUER") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
(A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

     THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE. THE HOLDER OF THIS SECURITY WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

                                   AMGEN INC.
                      Liquid Yield Option(TM) Note due 2032
                              (Zero Coupon-Senior)

No. R-__                                     CUSIP:  031162AC4
Issue Date: March 1, 2002                    Original Issue Discount: $285.77
Issue Price:  $714.23                        (for each $1,000 Principal
(for each $1,000 Principal                   Amount at Maturity)
Amount at Maturity)

       AMGEN INC., a Delaware Corporation, promises to pay to Cede & Co. or registered assigns, the Principal Amount at Maturity of
                                                        ----------------
($          ) on March 1, 2032.
  ----------

         This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Security. This Security is convertible as specified on the other side of this Security.

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:   March 1, 2002                     AMGEN INC.

                                               By:
                                                  -----------------------------
                                                  Name:
                                                  Title:




TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

LaSalle Bank National Association,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.

By:
   -----------------------------
         Authorized Officer

                    [FORM OF REVERSE SIDE OF GLOBAL SECURITY]

                      Liquid Yield Option(TM) Note due 2032

                              (Zero Coupon-Senior)

1.       Interest.

         This Security shall not bear interest, except as specified in this paragraph or in paragraphs 5 and 11 hereof. If the Principal Amount at Maturity hereof or any portion of such Principal Amount at Maturity is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 6 hereof, upon the date set for payment of the Purchase Price or Change in Control Purchase Price pursuant to paragraph 7 hereof or upon the Stated Maturity of this Security) or if interest (including semiannual or contingent interest, if any) due hereon or any portion of such interest is not paid when due in accordance with paragraph 5 or 11 hereof, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 1.125% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount.

         Original Issue Discount (the difference between the Issue Price and the Principal Amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at 1.125% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, from the Issue Date of this Security.

2.       Method of Payment.

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of Redemption Prices, Purchase Prices, Change in Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay any cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.       Paying Agent, Conversion Agent, Registrar and Bid Solicitation Agent.

         Initially, LaSalle Bank National Association, a national banking association (the "Trustee"), will act as Paying Agent, Conversion Agent,
                  -------
Registrar and Bid Solicitation Agent. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar. None of the Company, any of its Subsidiaries or any of their Affiliates shall act as Bid Solicitation Agent.

4.       Indenture.

         The Company issued the Securities under an Indenture dated as of March 1, 2002 (the "Indenture"), between the Company and the Trustee. The terms of the
              ---------
Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein
                   ---
have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture for a statement of those terms.

         The Securities are general unsecured and unsubordinated obligations of the Company limited to $3,950,000,000 aggregate Principal Amount at Maturity (subject to Section 2.07 of the Indenture). The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.       Contingent Interest.

         Subject to the accrual and record date provisions specified in this paragraph 5, the Company shall pay contingent cash interest to the Holders during any six-month period (a "Contingent Interest Period") from March 2 to September 1 and from September 2 to March 1, commencing March 2, 2007, if the average LYON Market Price for the Five-Day Period with respect to such Contingent Interest Period equals 120% or more of the sum of the Issue Price of a Security and Original Issue Discount accrued thereon to the day immediately preceding the first day of the relevant Contingent Interest Period.

         The amount of contingent interest payable per $1,000 Principal Amount at Maturity hereof in respect of any Quarterly Period within a Contingent Interest Period shall equal the greater of (x) Regular Cash Dividends paid by the Company per share of Common Stock during that Quarterly Period multiplied by the number of shares of Common Stock into which $1,000 Principal Amount at Maturity hereof is convertible pursuant to paragraph 9 hereof as of the accrual date for such contingent interest or (y) 0.0625% of the average LYON Market Price of a LYON for the Five-Day Period, provided that if the Company does not pay cash dividends during a semiannual period, the Company will pay contingent interest semiannually at a rate of 0.125% of the average LYON Market Price for the Five-Day Period.

         Contingent interest, if any, will accrue and be payable to Holders as of the record date for the related Regular Cash Dividend or, if no Regular Cash Dividend is paid by the Company during a Quarterly Period, to Holders as of the 15th day (whether or not a Business Day) preceding the last day of the relevant Contingent Interest Period. Such payments shall be paid on the payment date of the related Regular Cash Dividend or, if no Regular Cash Dividend is paid by the Company during any Quarterly Period, on the last day of the relevant Contingent Interest Period. Original Issue Discount will continue to accrue at 1.125% per annum whether or not contingent interest is paid.

         "Five-Day Period" means, with respect to any Contingent Interest
          ---------------
Period, the five Trading Days ending on the second Trading Day immediately preceding the first day of such Contingent Interest Period; provided, however, if the Company shall have declared a Regular Cash Dividend on its Common Stock that is payable during such Contingent Interest Period but for which the record date for determining stockholders entitled thereto precedes the first day of such Contingent Interest Period, then "Five-Day Period" shall mean, with respect to such Contingent Interest Period, the five
Trading Days ending on the second Trading Day immediately preceding such record date.

         "Regular Cash Dividends" means quarterly or other periodic cash dividends on the Company's Common Stock as declared by the Company's Board of Directors as part of its cash dividend payment practices and that are not designated by them as extraordinary or special or other nonrecurring dividends.

         "LYON Market Price" means, as of any date of determination, the average of the secondary market bid quotations per $1,000 Principal Amount at Maturity obtained by the Bid Solicitation Agent for $10 million Principal Amount at Maturity of Securities at approximately 4:00 p.m., New York City time, on such determination date from three recognized securities dealers in The City of New York (none of which shall be an Affiliate of the Company) selected by the Company; provided, however, if (a) at least three such bids are not obtained by the Bid Solicitation Agent or (b) in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities as of such determination date, then the LYON Market Price for such determination date shall equal (i) the Conversion Rate in effect as of such determination date multiplied by (ii) the average Sale Price of the Common Stock for the five Trading Days ending on such determination date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such determination date, of any event described in Section 11.06, 11.07 or 11.08 (subject to the conditions set forth in Sections 11.09 and 11.10) of the Indenture.

         The term "Quarterly Period" shall mean, with respect to any Contingent Interest Period, any quarterly period within such Contingent Interest Period extending from March 2 to June 1, from June 2 to September 1, from September 2 to December 1 or from December 2 to March 1.

         Upon determination that Holders will be entitled to receive contingent interest which may become payable during a Contingent Interest Period, on or prior to the first day of such Contingent Interest Period, the Company shall promptly notify the Trustee of such determination and shall issue a press release and publish such information on its web site on the World Wide Web or through such other public medium as the Company may use at that time. The Company shall also notify the Trustee of the declaration of any Regular Cash Dividends and the related record and payment dates.

6.       Redemption at the Option of the Company.

         No sinking fund is provided for the Securities. The Securities are redeemable for cash as a whole, at any time, or in part from time to time at the option of the Company in accordance with the Indenture at the Redemption Prices set forth below, provided that the Securities are not redeemable prior to March 1, 2007.

         The table below shows Redemption Prices of a Security per $1,000 Principal Amount at Maturity on the dates shown below and at Stated Maturity, which prices reflect accrued Original

Issue Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates shall include an additional amount reflecting the additional Original Issue Discount accrued since the preceding date in the table but not including the Redemption Date.


                                                                                   (2)                   (3)
                                                            (1)                  Accrued             Redemption
                                                           LYON                  Original               Price
Redemption Date                                         Issue Price           Issue Discount           (1)+(2)
                                                     ----------------        ----------------       -------------

March 1:
2007                                                      $714.23                 $41.21               $755.44
2008                                                       714.23                  49.73                763.96
2009                                                       714.23                  58.35                772.58
2010                                                       714.23                  67.06                781.29
2011                                                       714.23                  75.88                790.11
2012                                                       714.23                  84.79                799.02
2013                                                       714.23                  93.81                808.04
2014                                                       714.23                 102.92                817.15
2015                                                       714.23                 112.14                826.37
2016                                                       714.23                 121.46                835.69
2017                                                       714.23                 130.89                845.12
2018                                                       714.23                 140.43                854.66
2019                                                       714.23                 150.07                864.30
2020                                                       714.23                 159.82                874.05
2021                                                       714.23                 169.68                883.91
2022                                                       714.23                 179.65                893.88
2023                                                       714.23                 189.73                903.96
2024                                                       714.23                 199.93                914.16
2025                                                       714.23                 210.25                924.48
2026                                                       714.23                 220.68                934.91
2027                                                       714.23                 231.22                945.45
2028                                                       714.23                 241.89                956.12
2029                                                       714.23                 252.68                966.91
2030                                                       714.23                 263.58                977.81
2031                                                       714.23                 274.61                988.84
At Stated Maturity                                         714.23                 285.77              1,000.00


     If this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Redemption Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of such conversion to but not including the Redemption Date.

     In addition to the Redemption Price payable with respect to all Securities or portions thereof to be redeemed as of a Redemption Date, the Holders of such Securities (or portions thereof) shall be entitled to receive accrued and unpaid semiannual and contingent interest, if any, with respect thereto, which interest shall be paid in cash on the Redemption Date.

7.       Purchase by the Company at the Option of the Holder.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following Purchase Prices per $1,000 Principal Amount at Maturity, upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

              Purchase Date                   Purchase Price
       -------------------------        ------------------------
              March 1, 2005                   $738.68
              March 1, 2007                   $755.44
              March 1, 2012                   $799.02
              March 1, 2017                   $845.12

         The Company may, from time to time, declare additional Purchase Dates and corresponding Purchase Prices.

         The Purchase Price (equal to the Issue Price plus accrued Original Issue Discount to the Purchase Date) may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.

         If prior to a Purchase Date this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion to the Purchase Date.

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Securities held by such Holder no later than 35 Business Days after the occurrence of a Change in Control of the Company, but in no event prior to the date on which such Change in Control occurs, on or prior to March 1, 2007 for a Change in Control Purchase Price equal to the Issue Price plus accrued Original Issue Discount to the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash.

         If prior to a Change in Control Purchase Date, this Security has been converted to a semiannual coupon note following the occurrence of a Tax Event, the Change in Control Purchase Price shall be equal to the Restated Principal Amount plus accrued and unpaid interest from the date of conversion to the Change in Control Purchase Date.

         A third party may make the offer and purchase of the Securities in lieu of the Company in accordance with the Indenture.

         In addition to the Purchase Price or Change in Control Purchase Price, as the case may be, payable with respect to all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, the Holders of such Securities (or portions thereof) shall be entitled to receive accrued and unpaid semiannual and contingent interest, if any, with respect thereto, which shall be paid in cash promptly following the later of the Purchase Date or the Change in Control Purchase Date, as the case may be and the time of delivery of such Securities to the Paying Agent pursuant to the Indenture.

     Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash (and/or securities if permitted under the Indenture) sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, of, together with any accrued and unpaid semiannual and contingent interest with respect to, all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount and interest (including semiannual and contingent interest), if any, shall cease to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, and accrued and unpaid semiannual and contingent interest, if any, upon surrender of such Security).

8.   Notice of Redemption.

     Notice of redemption will be mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of, and accrued and unpaid contingent interest, if any, with respect to, all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, on such Redemption Date, Original Issue Discount and interest (including semiannual and contingent interest), if any, shall cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal Amount at Maturity may be redeemed in part but only in integral multiples of $1,000 of Principal Amount at Maturity.

9.   Conversion.

     Subject to the next two succeeding sentences, a Holder of a Security may convert it into Common Stock of the Company at any time before the close of business on March 1, 2032. If the Security is called for redemption, the Holder may convert it only until the close of business on the second Business Day immediately preceding the Redemption Date. A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Rate is 8.8601 shares of Common Stock per $1,000 Principal Amount at Maturity, subject to adjustment in certain events described in the Indenture. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

     In the event the Company exercises its option pursuant to Section 10.01 of the Indenture to have interest in lieu of Original Issue Discount accrue on the Security following a Tax Event, the Holder will be entitled on conversion to receive the same number of shares of Common Stock such Holder would have received if the Company had not exercised such option.

     Accrued and unpaid semiannual and contingent interest will not be paid in cash on Securities that are converted but will be paid in the manner provided in the following paragraph; provided, however that Securities surrendered for conversion during the period, in the case of semiannual interest, from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date or, in the case of contingent interest, from the close of business on any date on which contingent interest accrues to the opening of business on the date on which such contingent interest is payable, shall be entitled to receive such semiannual or contingent interest, as the case may be, payable on such Securities on the corresponding Interest Payment Date or the date on which such contingent interest is payable and (except Securities with respect to which the Company has mailed a notice of redemption) Securities surrendered for conversion during such periods must be accompanied by payment of an amount equal to the semiannual or contingent interest with respect thereto that the registered Holder is to receive.

     A Holder may convert a portion of a Security if the Principal Amount at Maturity of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided in the Indenture. On conversion of a Security, accrued Original Issue Discount (or interest if the Company has exercised its option provided for in paragraph 11(a) hereof) attributable to the period from the Issue Date (or, if the Company has exercised the option referred to in paragraph 11(a) hereof, the later of (x) the date of such exercise and (y) the date on which interest was last paid) through the Conversion Date and (except as provided above) accrued contingent interest with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Security being converted pursuant to the terms hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for Original Issue Discount (or interest, if the Company has exercised its option provided for in paragraph 11(a) hereof) accrued through the Conversion Date and accrued contingent interest, and the balance, if any, of such cash and/or the fair market value of such Common Stock (and any such cash payment in lieu of fractional shares) shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof.

     To convert a Security, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (4) pay any transfer or similar tax, if required.

     The Conversion Rate will be adjusted for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 60 days of the record date for such distribution at less than the Sale Price of the Common Stock at the Time of Determination;

and distributions to such holders of assets (including shares of Capital Stock of a Subsidiary) or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or distributions). However, no adjustment need be made if Securityholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

     If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into the kind and amount of securities, cash or other assets of the Company or another person which the Holder would have received if the Holder had converted its Securities immediately prior to the transaction.

10.  Conversion Arrangement on Call for Redemption.

     Any Securities called for redemption, unless surrendered for conversion before the close of business on the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Trustee in trust for such Holders.

11.  Tax Event

     (a) From and after (i) the date (the "Tax Event Date") of the occurrence of a Tax Event or (ii) the date the Company exercises such option, whichever is later (the later of such dates, the "Option Exercise Date"), at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at the rate of 1.125% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus Original Issue Discount accrued through the Option Exercise Date.

     (b) From and after the Option Exercise Date, contingent interest provided for in paragraph 5 hereof shall cease to accrue on this Security.

     (c) Interest accrual on any Security under paragraph 11(a) above shall be payable semiannually on March 1 and September 1 of each year (each an "Interest Payment Date") to holders of record at the close of business on February 14 or August 17 (each a "Regular Record Date") immediately preceding such Interest Payment Date. Such interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Option Exercise Date. Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States.

12.      Defaulted Interest

         Except as otherwise specified with respect to the Securities, any Defaulted Interest on any Security shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date or accrual date, as the case may be, by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 12.02 of the Indenture.

13.      Denominations; Transfer; Exchange.

         The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount at Maturity and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

14.      Persons Deemed Owners.

         The registered Holder of this Security may be treated as the owner of this Security for all purposes.

15.      Unclaimed Money or Securities.

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property laws. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

16.      Amendment; Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 or Section 11.14 of the Indenture, to secure the Company's obligations under this Security or to add to the Company's covenants for the benefit of the Securityholders or to surrender any right or power conferred, or to comply with any requirement of the SEC in connection with the qualification of theIndenture under the Trust Indenture Act of 1939 and any amendment thereof, or as necessary in connection with the registration of the Securities under the Securities Act or to make any change that does not adversely affect the rights of any Holders.

17.      Defaults and Remedies.

         Under the Indenture, Events of Default include (i) default in the payment of contingent interest when the same becomes due and payable or of semiannual interest which becomes due and payable upon exercise by the Company of its option provided for in paragraph 11(a) hereof which default in any such case continues for 30 days; (ii) default in payment of the Principal Amount at Maturity (or, if the Securities have been converted to semiannual coupon notes following a Tax Event, the Restated Principal Amount), Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iv) (a) failure of the Company to make any payment by the end of any applicable grace period after maturity of Debt in an amount in excess of $50,000,000, or (b) the acceleration of Debt in an amount in excess of $50,000,000 because of a default with respect to such Debt without such Debt having been discharged or such acceleration having been cured, waived, rescinded or annulled, subject to notice and lapse of time; provided, however, that if any such failure or acceleration referred to in (a) or (b) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default by reason thereof shall be deemed not to have occurred; and (v) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount at Maturity of the Securities at the time outstanding, may declare the Issue Price plus the Original Issue Discount through the date of such declaration, and any accrued and unpaid interest (including semiannual interest and contingent interest) if any, through the date of such declaration, on all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Issue Price plus the Original Issue Discount on the Securities, and any accrued and unpaid interest (including semiannual interest and contingent interest) if any, through the occurrence of such event, becoming due and payable immediately upon the occurrence of such Events of Default.

         Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate Principal Amount at Maturity of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) above) if it determines that withholding notice is in their interests.

18.      Trustee Dealings with the Company.

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

19.      No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

20.      Authentication.

         This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

21.      Abbreviations.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

22.      Original Issue Discount Information Reporting Requirements.

In accordance with the United States Treasury Regulation Section 1.1275-3, a Holder may obtain the projected payment schedule by submitting a written request for such information to the following representative of the Company: Corporate Secretary, Amgen Inc., One Amgen Center Drive, Thousand Oaks, CA 91320-1799.

23.      GOVERNING LAW.

         THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

                                     ------------

         The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                  Amgen Inc.
                  One Amgen Center Drive
                  Thousand Oaks, CA 91320-1799
                  Telephone No.:  (805) 447-1000
                  Facsimile No.:  (805) 499-8011
                  Attention:  Treasurer

         ASSIGNMENT FORM                          CONVERSION NOTICE

To assign this Security, fill in the   To convert this Security into Common
form below:                            Stock of the Company, check the box: [ ]

I or we assign and transfer this
Security to

------------------------------------

------------------------------------   To convert only part of this Security,
                                       state the Principal Amount at Maturity
(Insert assignee's soc. sec. or tax    to be converted (which must be $1,000 or
ID no.)                                an integral multiple of $1,000):

------------------------------------
                                       $---------------------------
------------------------------------
                                       If you want the stock certificate made
------------------------------------   out in another person's name, fill in
(Print or type assignee's name,        the form below:
address and zip code)
                                       -----------------------------------------
and irrevocably appoint
                                       -----------------------------------------
--------------------- agent to         (Insert other person's soc. sec. or tax
transfer this Security on the books    ID no.)
of the Company.  The agent may
substitute another to act for him.
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       (Print or type other person's name,
                                       address and zip code)


--------------------------------------------------------------------------------

Date:  ----------------  Your Signature:----------------------------------------

--------------------------------------------------------------------------------
      (Sign exactly as your name appears on the other side of this Security)